Exhibit 10.1 - June 02 10-QSB



                          MASTER SUBORDINATION, WAIVER,
                           RELEASE AND INDEMNIFICATION
                                    AGREEMENT



                                 MARCH 27, 2002

                                TABLE OF CONTENTS


ARTICLE I             Incorporation of Recitals...................................................................4
ARTICLE II            Penson Loan; DMG Loan; Security.............................................................4
   Section 2.01.      Loans to Watley.............................................................................4
   Section 2.02.      Security....................................................................................4
ARTICLE III           Subordination...............................................................................5
   Section 3.01.      Malin Group Loans Subordinated to Senior Indebtedness.......................................5
   Section 3.02.      No Payments with Respect to Subordinated Obligations........................................5
   Section 3.03.      Subordinated Obligations Subordinated to Prior Payment of All Senior Indebtedness on
                      Dissolution, Liquidation or Reorganization for the Benefit of Creditors of Watley...........6
   Section 3.04.      Subordination Rights Not Impaired by Acts or Omissions of Watley or Holders of Senior
                      Indebtedness................................................................................7
   Section 3.05.      Subordinated Obligations Subordinated to the DMG Loan and the Preferred Stock...............7
   Section 3.06.      Preferred Stock and DMG Loan................................................................8
ARTICLE IV            Waiver of Subrogation.......................................................................8
   Section 4.01.      Waiver......................................................................................8
   Section 4.02.      Consideration...............................................................................9
ARTICLE V             Release.....................................................................................9
   Section 5.01.      Release of Penson, et al....................................................................9
   Section 5.02.      Covenant Not To Sue Released Parties........................................................9
   Section 5.03.      Release of SDS and the DMG Group...........................................................10
   Section 5.04.      Covenant Not To Sue Section 5.03 Released Parties..........................................10
ARTICLE VI            Indemnity..................................................................................10
ARTICLE VII           Forebearance Not Forgiveness...............................................................10
ARTICLE VIII          Miscellaneous..............................................................................10
   Section 8.01.      Non-petition...............................................................................10
   Section 8.02.      Margin Loans...............................................................................11
   Section 8.03.      Chief Executive Office.....................................................................11
   Section 8.04.      Governing Law, Jurisdiction, Consent to Service of Process.................................11
   Section 8.05.      Waiver of Jury Trial.......................................................................11
   Section 8.06.      Notices....................................................................................12
   Section 8.07.      Representations............................................................................13
   Section 8.08.      Further Assurances.........................................................................13
   Section 8.09.      Successors and Assigns.....................................................................14
   Section 8.10.      Severability...............................................................................14
   Section 8.11.      Counterparts...............................................................................14

EXHIBITS:

         Exhibit A         -        Malin Group Loans
         Exhibit B         -        Related Party Stock Ownership
         Exhibit C         -        Penson Note
         Exhibit D         -        Preferred Stock Details
         Exhibit E         -        Preferred Shareholder Note
         Exhibit F         -        Amendment to Preferred Stock
         Exhibit G         -        Loan Details
         Exhibit H         -        Intercreditor Agreement
         Exhibit I         -        Software Security Agreement
         Exhibit J         -        General Security Agreement
         Exhibit K         -        Warrant
         Exhibit L         -        Registration Rights Agreement
         Exhibit M         -        Source Code Escrow Agreement
         Exhibit N         -        Consulting Agreement
         Exhibit O         -        Existing Liens Schedule

                                                             V&E DRAFT 4/04/02

                          MASTER SUBORDINATION, WAIVER,
                           RELEASE AND INDEMNIFICATION
                                    AGREEMENT


         This Master Subordination, Waiver, Release, and Indemnification Agreement ("AGREEMENT") is entered into as of March 27, 2002 by and among Penson Financial Services, Inc., a North Carolina corporation ("PENSON"), SDS Merchant Fund, L.P., a Delaware limited partnership ("SDS"), DMG Legacy International Ltd., a British Virgin Islands corporation ("INTERNATIONAL"), DMG Legacy Institutional Fund LLC, a Delaware limited liability company ("INSTITUTIONAL FUND"), DMG Legacy Fund LLC, a Delaware limited liability company ("FUND"), and together with International and Institutional Fund, the "DMG GROUP"), A. B. Watley Group Inc., a Delaware corporation ("Watley"), A.B. Watley, Inc., a New York corporation ("WATLEY, INC."), Robert Malin ("RM"), Steven Malin ("SM"), Linda Malin ("LM"), Eric Steinberg ("ES"), Leon Ferguson ("LF"), Anthony G. Huston ("AH"), Marilyn Waldorf ("MW") and Leonard Malin ("MALIN" and collectively with RM, SM, LM, ES, LF, AH and MW the "RELATED PARTIES"), and the members of the Malin Group, as defined in Recital A below.

                                    RECITALS

         A.The corporations controlled by SM, RM, and LM listed on EXHIBIT A attached hereto, and AH, ES, and SM individually (collectively, the "MALIN GROUP") have each advanced funds to Watley, and Watley is obligated to such person or entity for the principal amount, and for the accrued interest on such principal amount, as set forth opposite such person`s or entity`s name on EXHIBIT A attached hereto. The obligations of Watley to the Malin Group are herein referred to collectively, as the "MALIN GROUP LOANS".

         B. Each Related Party owns, directly or beneficially, the number of shares of stock of Watley set forth opposite such Related Party`s name on EXHIBIT B attached hereto.

         C.Penson acts as clearing broker under that certain Fully Disclosed Clearing Agreement, dated October 3, 1996, as amended by Amendment dated June 8, 1998 (the "CLEARING AGREEMENT") for Watley, Inc.

         D.Prior to the date hereof, Penson made a loan to Watley, evidenced by that certain promissory note dated January 31, 2002, in the original principal amount of $500,000, which, together with interest thereon through the date hereof in the amount of $6,041.67, has matured and is now due and owing (the "ORIGINAL PENSON LOAN"). Watley contributed such funds to its broker-dealer subsidiary, Watley, Inc., to meet certain reserve requirements of the National Association of Securities Dealers.

         E.In consideration of the undertakings and agreements of the other parties hereto, Penson has agreed (i) to forebear from exercising its remedies in respect of the Original Penson Loan and to extend the maturity date thereof until June 18, 2002, and (ii) to lend Watley up to an additional $1,600,000 (the "PENSON LOAN"), which will be applied in the manner set forth in the promissory note evidencing the Penson Loan (the "PENSON NOTE") in the form of EXHIBIT C attached hereto. The maturity date of the Penson Note shall be the later of June 18, 2002, and the date of demand by the holder thereof.

         F.Prior to the date hereof, SDS and the DMG Group were the owners of the number of shares of Series A Convertible Preferred Stock ("PREFERRED STOCK") of Watley, as set forth on EXHIBIT D attached hereto.

         G.In consideration of the undertakings and agreements of the other parties hereto, (i) the DMG Group has agreed to lend to Watley up to an additional $900,000 (the "DMG LOAN") to be evidenced by a promissory note in the form of EXHIBIT E attached hereto (the "DMG NOTE"), (ii) SDS has agreed to transfer 70 shares of Preferred Stock to Penson Worldwide, Inc., a Delaware corporation and the owner of all of the capital stock of Penson ("WORLDWIDE"), and (iii) SDS and each member of the DMG Group have agreed to execute a Consent, Waiver and Amendment to Series A Convertible Preferred Stock, a form of which is attached as EXHIBIT F hereto (the "AMENDMENT TO PREFERRED STOCK") (A) to waive certain breaches and defaults under the representations, warranties, covenants, terms and conditions of the documents entered into in connection with the issuance of the Preferred Stock, and (B) to make certain amendments to, or waivers of, the provisions of the certificate of designation of the Preferred Stock, all as set forth in such amendment.

         H.Penson and the members of the DMG Group have advanced funds on or before the date hereof (but in reliance on the substantially contemporaneous execution and delivery of this Agreement and the Transaction Documents, as defined below) in the amounts set forth in EXHIBIT G attached hereto. Penson and the DMG Group will hereafter advance funds under the Penson Loan and the DMG Loan on a pari passu basis, each in the proportion that its remaining commitment as reflected on EXHIBIT G bears to the total unadvanced commitments as reflected on EXHIBIT G.

         I.Penson and the DMG Group have agreed to execute an intercreditor agreement in the form of EXHIBIT H attached hereto (the "INTERCREDITOR
AGREEMENT"), providing, INTER ALIA, (i) for the priority of distribution of certain funds received from Watley in respect of the Penson Loan, and the DMG Loan, and (ii) the exercise of remedies in respect of the foregoing loans and under the General Security Agreement, as defined in Recital N below.

         J.Watley executed a software license agreement with E*TRADE Group, Inc. ("E*TRADE") in November 2000, as more particularly described in Watley`s Form 10-K/A filed with the Securities and Exchange Commission for the fiscal year ended September 30, 2001, and has recently agreed with E*TRADE on the terms of an amendment thereto (as amended, the "SOFTWARE LICENSE AGREEMENT"). Pursuant to the Software License Agreement, Watley has granted E*TRADE a non-exclusive, perpetual license on the software described in the Software License Agreement (the "SOFTWARE") and E*TRADE has agreed to pay Watley the consideration more particularly described in the Software License Agreement for such non-exclusive license, including $2,000,000 cash upon acceptance of the Software by E*TRADE in accordance with the Software License Agreement ("ACCEPTANCE").

         K. Watley borrowed $400,000 from New York Community Investment Company L.L.C. ("NYCIC") in November, 1999, and secured such borrowing (the "NYCIC LOAN") with substantially all of its assets and a negative pledge of assets.

         L. Watley has agreed, in order to obtain NYCIC`s consent to the Software Security Agreement and the General Security Agreement, as such terms are defined below, and to obtain NYCIC`s waiver of its negative pledge on the assets of Watley, (i) to apply $150,000 of the funds to be advanced pursuant to the Penson Loan and the DMG Loan to repay a portion of the NYCIC Loan and (ii) to grant NYCIC a security interest in the Software to secure the NYCIC Loan.

         M. Watley has agreed, for the ratable benefit of Penson and NYCIC, to secure (i) all amounts now owed or hereafter to become owing by Watley, Watley, Inc. or any of their subsidiaries or affiliates to Penson or any of Penson`s subsidiaries or affiliates (collectively, "PENSON DEBT"), including the Penson Loan and the Original Penson Loan, and (ii) the NYCIC Loan pursuant to a security agreement in the form of EXHIBIT I attached hereto (the "SOFTWARE SECURITY AGREEMENT") covering, INTER ALIA, all of Watley`s rights in and to the Software, subject to the Software License Agreement.

         N. Watley has agreed, for the ratable benefit of the DMG Group and Penson, to secure (i) the DMG Loan and (ii) the Penson Loan, pursuant to a security agreement in the form of EXHIBIT J attached hereto (the "GENERAL SECURITY AGREEMENT").

         O. The Malin Group and the Related Parties have agreed to support the repayment of the Penson Loan and the Original Penson Loan pursuant to the subordination, waiver and indemnification provisions set forth in Articles III, IV and VI of this Agreement.

         P. The Malin Group has agreed (i) to support the repayment of the DMG Loan and (ii) to grant certain superior rights to receive distributions in respect of the Preferred Stock pursuant to the subordination provisions of this Agreement applicable to the DMG Loan and the Preferred Stock.

         Q. Watley, the Related Parties, the Malin Group, the DMG Group, and Penson have agreed that (a) all amounts received in respect of any of the collateral covered by the Software Security Agreement shall be paid to Penson, in respect of the Penson Debt (and shall not be paid to the DMG Group), and (b) all amounts received in respect of any of the collateral covered by the General Security Agreement shall be paid to Penson and the DMG Group ratably in the proportions that (x) any remaining outstanding aggregate balance of the Penson Loan (in the case of Penson) or (y) any remaining outstanding balance of the DMG Loan (in the case of the DMG Group) bears to the sum of the amounts described in clauses (x) and (y).

         R. On the date hereof or substantially contemporaneously herewith, Watley will issue a warrant in the form of EXHIBIT K attached hereto (the "WARRANT"), to Worldwide, granting Worldwide the right to purchase 1,000,000 shares of common stock of Watley, as more fully set forth in the Warrant. Watley will also execute a registration rights agreement, in the form of EXHIBIT L attached hereto, to provide for the registration of the common stock to be issued pursuant to the Warrant.

         S. Watley will deliver the source code for the Software to Penson pursuant to a Source Code Escrow Agreement in the form of EXHIBIT M attached hereto.

         T. LF will provide consulting services to Penson in respect of the source code for the Software pursuant to a Consulting Services Agreement in the form of EXHIBIT N attached hereto.

         U. Watley, Watley, Inc., the Related Parties, and the Malin Group will be benefited by (i) Penson`s forebearance from accelerating the Original Penson Loan and demanding repayment thereof, (ii) Penson`s advance of the Penson Loan for the purposes described in the Penson Note, and (iii) the DMG Group`s advance of the DMG Loan for the purposes described in the DMG Note.

         V. SDS and/or the DMG Group will be benefited by (i) Penson`s forebearance from accelerating the Original Penson Loan and demanding repayment thereof, (ii) Penson`s advance of the Penson Loan for the purposes described in the Penson Note, and (iii) the subordination provisions of this Agreement relating to the DMG Loan and the Preferred Stock.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings set forth herein and in the other agreements executed in connection herewith (including without limitation the Clearing Agreement previously executed) (collectively, the "TRANSACTION DOCUMENTS,") the parties agree as follows:

                                   ARTICLE I.
                            INCORPORATION OF RECITALS

         The Recitals of this Agreement are incorporated herein as operative provisions as if fully set forth in this Article I.

                                  ARTICLE II.
                         PENSON LOAN; DMG LOAN; SECURITY

         Section 2.01.LOANS TO WATLEY. Concurrently herewith (i) Watley has executed the Penson Note, payable to the order of Penson, evidencing the Penson Loan, and (ii) Watley has executed the DMG Note, payable to the order of the DMG Group, evidencing the DMG Loan.

         Section 2.02.SECURITY.

                  (a) Concurrently herewith, Watley shall execute the Software Security Agreement to secure (i) the Penson Loan, and (ii) the Original Penson Loan.

                  (b) Concurrently herewith, Watley and Watley, Inc. shall execute the General Security Agreement to secure, on a ratable basis, (i) the DMG Loan and (ii) the Penson Loan.

                                  ARTICLE III.
                                  SUBORDINATION

         Section 3.01.MALIN GROUP LOANS SUBORDINATED TO SENIOR INDEBTEDNESS. Watley and each member of the Malin Group agrees that the payments of the indebtedness and other amounts to be paid by Watley in respect of the Malin Group Loans (collectively, the "SUBORDINATED OBLIGATIONS") are fully subordinated to the prior payment in full of all amounts owing to Penson under the Original Penson Loan and the Penson Loan (the "SENIOR INDEBTEDNESS"). This
Article is intended for the benefit of all persons or entities who hold, or, in reliance on the provisions of this Article, become holders of, or continue to hold, any portion of the Senior Indebtedness ("HOLDERS"), and each such person or entity shall be entitled to enforce such provision. No amendment or other modification of the provisions of this Article shall be effective against any Holder of Senior Indebtedness without the unanimous prior written consent of such Holders.

         Section 3.02 NO PAYMENTS WITH RESPECT TO SUBORDINATED OBLIGATIONS.

                  (a) RESTRICTION. Until the Senior Indebtedness is irrevocably paid in full, no payment (whether of principal, interest, fees, or other amounts) shall be made by Watley in respect of the Subordinated Obligations, and no member of the Malin Group shall take any action to enforce its rights in respect of, take any action towards the collection of, or accelerate, any portion of the Subordinated Obligations, nor cancel, set off, or otherwise discharge any part of the Subordinated Obligations.

                  (b) FUNDS RECEIVED HELD IN TRUST. If, notwithstanding the provisions of this Section 3.02, Watley shall make any payment to any member of the Malin Group on account of any part of the Subordinated Obligations, or if any member of the Malin Group shall receive or retain any such payment at any time when such payment is prohibited pursuant to this Section 3.02, then, such payment shall be held by such member of the Malin Group in trust for the benefit of, and shall be paid forthwith over and delivered to, the Holders for application, first, to the payment of all amounts advanced in respect of the Senior Indebtedness, until all Senior Indebtedness is paid in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the Holders.

                  (c) REINSTATEMENT. Notwithstanding anything to the contrary herein contained, the provisions of this Article III and all obligations of each member of the Malin Group hereunder shall continue to be effective or shall be reinstated, as applicable, if at any time, payment of all or any portion of the Senior Indebtedness or performance of any or all obligations to be performed by Watley for any Holder are rescinded, invalidated, or otherwise required to be restored or returned by any of the Holders pursuant to any bankruptcy law or upon the insolvency, bankruptcy or reorganization of Watley or any member of the Malin Group (or otherwise) all as though such payment or performance had not been made. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration, or return, this Agreement shall have been canceled or surrendered, this Agreement shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any member of the Malin Group in respect of the amount of the affected payment or application of proceeds (or any lien or collateral securing such obligation).

                  (d) NOTICE. Watley shall give prompt written notice to the members of the Malin Group of any default in respect of the Senior Indebtedness; provided, however that the failure by Watley to provide such notice shall not affect the rights of the Holders in any manner.

         Section 3.03. SUBORDINATED OBLIGATIONS SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION FOR THE BENEFIT OF CREDITORS OF WATLEY. At any general meeting of creditors of Watley or in the event of any proceeding, voluntary or involuntary, for the distribution, division, or application of all or part of the assets of Watley or the proceeds of such assets, whether such proceeding be for the liquidation, dissolution, or winding up of Watley or its business, a receivership, insolvency, or bankruptcy proceeding, an assignment for the benefit of creditors or a proceeding by or against Watley for extension or otherwise, if all the Senior Indebtedness has not been paid in full at such time, the Holders of all Senior Indebtedness will be irrevocably authorized at any such meeting or in any such proceeding (x) to enforce claims in respect of the Subordinated Obligations in the name of Watley by proof of debt, proof of claim, suit, or otherwise, and (y) to vote claims in respect of the Subordinated Obligations, to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension. Upon any distribution of assets of Watley in any dissolution, winding up, liquidation or reorganization for the benefit of creditors of Watley (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                           (i) the  Holders  of all  Senior  Indebtedness  shall
                  first be entitled to receive payments in full of all Senior Indebtedness (including without limitation interest accruing after the commencement of any such proceeding at the rate specified in the documentation governing the terms of the respective Senior Indebtedness) in cash or in a manner satisfactory to all of the Holders, before any member of the Malin Group is entitled to receive any payment on account of the Subordinated Obligations;

                           (ii) any payment or  distribution of assets of Watley
                  of any kind or character, whether in cash, property or securities, to which any member of the Malin Group would be entitled except for the provisions of this Article, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of Watley being subordinated to the payment of the Subordinated Obligations, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the Holders of the Senior Indebtedness for application to the payment of such Senior Indebtedness (in the same priority as set forth in Section 3.02(b)), except that a member of the Malin Group shall be entitled to receive securities that are subordinated to Senior Indebtedness remaining outstanding after such proceeding to at least the same extent as such member`s Subordinated Obligations; and

                           (iii) in the event that notwithstanding the foregoing
                  provisions of this Section 3.03, any payment or distribution of assets of Watley of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of Watley being subordinated to the payment of the Subordinated Obligations, shall be received by any member of the Malin Group on account of the Subordinated Obligations before all Senior Indebtedness is paid in full, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over to, the Holders of the Senior Indebtedness remaining unpaid or unprovided for (for application to the payment of such Senior Indebtedness in the same priority as set forth in
                  Section 3.02(b)) until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness, except that a member of the Malin Group shall be entitled to receive securities that are subordinated to Senior Indebtedness to at least the same extent as such member`s Subordinated Obligations.

                           (iv) Watley shall give prompt  written  notice to the
                  Holders and to the Malin Group of any dissolution, winding up, liquidation or reorganization of Watley.



         Section 3.04. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF WATLEY OR HOLDERS OF SENIOR INDEBTEDNESS. The right or interest of any present or future Holders of any Senior Indebtedness, and all agreements and obligations of the member of the Malin Group under this Article, shall remain in full force and effect irrespective of: (i) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Senior Indebtedness, or any amendment or waiver of any agreement or instrument related thereto; (ii) any exchange or release of, or non-perfection of any lien on or security interest in, any collateral, or any release from, amendment or waiver of or consent to departure from any guaranty or other obligation, for all or any of the Senior Indebtedness; (iii) any other circumstance which might otherwise constitute a defense available to or discharge of the member of the Malin Group in respect of the provisions of this Article; or (iv) any act or failure to act on the part of Watley or by any act or failure to act, in good faith, by any Holder of the Senior Indebtedness, or by any noncompliance by Watley with the terms of the Agreement, regardless of any knowledge thereof which any Holder of Senior Indebtedness may have or be otherwise charged with.

         Section 3.05. SUBORDINATED OBLIGATIONS SUBORDINATED TO THE DMG LOAN AND THE PREFERRED STOCK.

                  (a) DMG LOAN. Each of Watley and each member of the Malin Group agrees that the Subordinated Obligations are subordinated to the prior payment in full of all amounts owing to the DMG Group in respect of the DMG Loan. The foregoing subordination shall be to the same extent and with the same waiver and reinstatement rights as the Subordinated Obligations` subordination to the Senior Indebtedness described in Sections 3.01 through 3.04 hereof.

                  (b) PREFERRED STOCK. Each of Watley and each member of the Malin Group agrees that no member of the Malin Group will, directly or indirectly, demand or accept payment, by Watley or any subsidiary of Watley, of any portion of the Subordinated Obligations, owing to such member, its affiliates or members of his or her immediate family until all outstanding shares of the Preferred Stock shall have been redeemed or converted into common stock of Watley. All payments or proceeds received by any such member contrary to the provisions of this Section 3.05(b) shall be received in trust for the benefit of the holders of the Preferred Stock, and shall be segregated from other funds of such member and shall forthwith be paid over, at the election of the holders of 51% or more of the Preferred Stock, either (i) to the holders of the Preferred Stock, in redemption of such Preferred Stock (or a portion thereof), on a pro rata basis, pursuant to the terms of the certificate of designation of the Preferred Stock or (ii) to Watley, in each case in the same form received (with any necessary endorsements). Each of Watley and each member of the Malin Group further agrees that, until such time as all of the outstanding shares of Preferred Stock are redeemed or converted to common stock, no member of the Malin Group will, without the prior written consent of the holders of 51% of the Preferred Stock, directly or indirectly, make any offer, sale, assignment, transfer, pledge, hypothecation or other encumbrance, contract to sell, grant of an option to purchase or sell or other disposition of, or enter into any transaction or device designed to, or which could reasonably be expected to result in the disposition by any such member at any time in the future of, any capital stock, indebtedness or other securities of Watley or of any securities convertible into or exercisable or exchangeable for any capital stock, indebtedness, or other securities of Watley.

                  (c) CONVERSION OF MALIN GROUP LOAN.  Nothing contained in this
Section 3.05 shall be deemed to prohibit or restrict any member of the Malin Group from (i) its or his converting its or his portion of the Malin Group Loan into common stock of Watley or (ii) transferring its or his portion of the Malin Group Loan to Penson or Penson`s designee.

         Section 3.06. PREFERRED STOCK AND DMG LOAN.

                  (a) SUBORDINATION OF PREFERRED STOCK TO SENIOR INDEBTEDNESS. SDS and the DMG Group agree that their rights in respect of their Preferred Stock are subordinated to the prior payment in full of all amounts owing (i) to Penson in respect of the Senior Indebtedness, and (ii) to the DMG Group in respect of the DMG Loan. The foregoing subordinations, shall be to the same extent and with the same waiver and reinstatement rights as the subordination described in Sections 3.01 through 3.04 hereof, as if SDS`s and the DMG Group`s Preferred Stock were the "Subordinated Obligations."

                  (b) DMG LOAN AND SENIOR INDEBTEDNESS. Penson and the DMG Group agree that, subject to the Software Security Agreement, the Intercreditor Agreement, and Recital Q above, the Senior Indebtedness and the DMG Loan shall rank pari passu in priority payment.

                                  ARTICLE IV.
                              WAIVER OF SUBROGATION

         Section 4.01 .WAIVER. Each of the Related Parties and each member of the Malin Group (each, a "POTENTIAL SUBROGEE") hereby irrevocably waives any claim or other right such Potential Subrogee may now or hereafter acquire against Watley that arises from the existence, payment, performance or enforcement obligation of such Potential Subrogee under any guaranty, indemnity or other surety agreement for any obligation of Watley. Such waiver includes a waiver of any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in the claims or remedies of Penson or the DMG Group against Watley or any collateral that Penson or the DMG Group now has or hereafter acquires to secure the Senior Indebtedness and the DMG Loan regardless of whether such claim, remedy, or right arises in equity, or under contract, statute or common law. If any amount shall be paid to any Potential Subrogee in violation of the preceding sentence and the Senior Indebtedness shall not have been paid in cash in full, such amount shall be deemed to have been paid to such Potential Subrogee, for the benefit of, and held in trust for, the Holders and the DMG Group, and shall forthwith be paid to the Holders and the DMG Group, to be credited and applied to the Senior Indebtedness and the DMG Loan, whether matured or unmatured, in the order of priority established under this Agreement and the Intercreditor Agreement.

         Section 4.02. CONSIDERATION. Each Potential Subrogee acknowledges that it will each receive benefits from the financing and other arrangements contemplated by the Transaction Documents and that the waiver set forth in
Section 4.01 and the release and covenants of Article V are knowingly made and entered into in contemplation of such benefits. In furtherance of the foregoing, until all of the Senior Indebtedness and the DMG Loan shall have been paid in full, each Potential Subrogee shall refrain from taking any action or commencing any proceeding against Watley (or their respective successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts paid to Penson, SDS, or any member of the DMG Group in respect of the Original Penson Loan, the Penson Loan, the DMG Loan, or the Preferred Stock.

                                   ARTICLE V
                                     RELEASE

         Section 5.01 RELEASE OF PENSON, ET AL. Each of Watley, Watley, Inc., the Related Parties, the members of the Malin Group, SDS (in SDS`s capacity as a holder of Preferred Stock), and the members of the DMG Group (in such members` capacity as holders of Preferred Stock), for itself, its successors and assigns, and such individuals` heirs, legal representatives and assigns, as applicable (collectively, the "RELEASING PARTIES"), does hereby unconditionally and irrevocably compromise, settle, remise, acquit, and fully and forever release and discharge Penson, its affiliates and subsidiaries and their officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors, and assigns (collectively, the "RELEASED PARTIES") from any and all claims, demands, causes of action, obligations, remedies, suits, damages, and liabilities (collectively, the "CLAIMS") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity, or under statute, which the Releasing Parties ever had, now have, or in the future may claim to have against the Released Parties which may have arisen at any time on or prior to the date hereof in any manner related to the Clearing Agreement and Penson`s obligations thereunder, the Original Penson Loan, the Penson Loan, the other Transaction Documents, or the enforcement or attempted enforcement by Penson of its rights, remedies or recourses related thereto.

         Section 5.02 COVENANT NOT TO SUE RELEASED PARTIES. Each Releasing Party forever covenants and agrees never to commence, voluntarily aid in any way, prosecute, or cause to be commenced or prosecuted against the Released Parties any action or other proceeding based on any of the Claims released pursuant to
Section 5.01.

         Section 5.03 RELEASE OF SDS AND THE DMG GROUP. Each of Watley, Watley, Inc., the Related Parties, the members of the Malin Group, and Penson (in Penson`s capacity as a holder of Preferred Stock) for itself, its successors and assigns and such individuals` heirs, legal representatives, and assigns, as applicable (collectively, the "SECTION 5.03 RELEASING PARTIES"), does hereby unconditionally and irrevocably compromise, settle, remise, acquit, and fully and forever release and discharge SDS and each member of the DMG Group, its affiliates and subsidiaries and their officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors, and assigns (collectively, the "SECTION 5.03 RELEASED PARTIES") from any and all Claims of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity, or under statute, which the Section 5.03 Releasing Parties ever had, now have, or in the future may claim to have against the Section 5.03 Released Parties which may have arisen at any time on or prior to the date hereof in any manner related to (i) SDS`s or any member of the DMG Group`s status as an owner of Preferred Stock, or (ii) the DMG Loan.

         Section 5.04  COVENANT NOT TO SUE SECTION 5.03 RELEASED  PARTIES.  Each
Section 5.03 Releasing Party forever covenants and agrees never to commence, voluntarily aid in any way, prosecute, or cause to be commenced or prosecuted against the Section 5.03 Released Parties any action or other proceeding based on any of the Claims released pursuant to Section 5.03.

                                  ARTICLE VI.
                                    INDEMNITY

         Watley and Watley, Inc. shall indemnify, defend, and hold Penson, SDS, and the DMG Group harmless from and against any and all Claims of whatever nature arising from or related to (i) the failure of Watley, Watley, Inc., any Related Party or any member of the Malin Group to perform in accordance with its agreements in the Transaction Documents or (ii) the assertion of any Claim released by Watley, Watley, Inc., any Related Party or any member of the Malin Group pursuant to Article V.

                                  ARTICLE VII
                          FOREBEARANCE NOT FORGIVENESS

         Each Releasing Party agrees that Penson`s forebearance from exercising its rights in respect of the Original Penson Loan shall not be construed as the forgiveness of any obligation or indebtedness owed to Penson nor as an agreement to forebear from enforcing Penson`s remedies, in respect of the Penson Loan or any other obligation or indebtedness owing or to become owing to Penson. Each
Releasing Party agrees, for the benefit of Penson, and each Section 5.03 Releasing Party agrees, for the benefit of the DMG Group, that Penson`s and the DMG Group`s advance of additional funds pursuant to the Pension Loan and the DMG Loan, respectively, shall not be construed as an agreement to advance any additional funds to Watley in the future.

                                  ARTICLE VIII.
                                  MISCELLANEOUS

         Section 8.01 NON-PETITION. Each of the Related Parties, the members of the Malin Group, the members of the DMG Group, and SDS covenants and agrees that he, she, or it will not institute against, or join any other person or entity in instituting against, Watley or Watley, Inc. any bankruptcy, reorganization, arrangement, insolvency, or liquidation petition or similar proceedings under the laws of the United States or any state of the United States.

         Section 8.02 MARGIN LOANS. Watley hereby represents, warrants and covenants for the benefit of Penson and the DMG Group, that no portion of the funds advanced in respect of the Original Penson Loan were used, and no portion of the Penson Loan or the DMG Loan will be used, to purchase "margin stock" within the meaning of Regulation U promulgated by the Board of Governors of the Federal Reserve System.

         Section  8.03.  CHIEF  EXECUTIVE  OFFICE.   Watley  hereby  represents,
warrants, and covenants that Watley`s chief executive office is, and shall remain, in New York.

         Section  8.04  GOVERNING  LAW,  JURISDICTION,  CONSENT  TO  SERVICE  OF
PROCESS.

                  (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) Each party hereto hereby irrevocably and unconditionally submits, for such party and such party`s property, to the non-exclusive jurisdiction of the District Court of the State of Texas sitting in Harris County, Texas and of the United States District Court of the Southern District of Texas, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such Texas State or, to the extent permitted by law, in such Federal court. Such Texas State court or federal court shall apply the substantive laws of the State of New York in interpreting and construing this Agreement. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent such party may legally and effectively do so, any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Transaction Documents in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 8.06. Nothing in this will affect the right of Penson or the DMG Group to serve process in any other manner permitted by law.

         Section 8.05 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE

PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGE THAT THEY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         Section 8.06 .NOTICES. Any notice, demand, consent, approval, request, or other communication or document to be provided under any of the Transaction Documents shall be (a) in writing and (b) deemed to have been provided (i) 48 hours after being sent by certified or registered mail in the U.S. mails, postage prepaid, return receipt requested, to the address of such parties set forth below or to such other address in the United States of America as such party may designate from time to time by notice to the other parties hereto, or
(ii) upon giving by hand or other actual delivery (including delivery by a nationally recognized overnight courier) to such party. Notices shall be sent to the parties at the following addresses:

         PENSON:

              Penson Financial Services, Inc.
              1700 Pacific Avenue
              Suite 1400
              Dallas, Texas  75201
              Attention:  Phil Pendergraft
              Telephone No. (214) 765-1102
              Fax No:       (214) 765-1164

         SDS:

              SDS Merchant Fund, L.P.
              One Soundshore Drive
              Greenwich, Connecticut  06830
              Attention:  Steve Derby
              Telephone No.:  (203) 629-1231
              Fax No.:  (203) 629-0345

         THE DMG GROUP:

              One Soundshore Drive
              Greenwich, Connecticut  06830
              Attention:  Tom McAuley
              Telephone No.:  (203) 629-8400
              Fax No.:  (203) 629-0345

         WATLEY, WATLEY, INC., THE RELATED PARTIES OR THE MALIN GROUP:

              c/o A.B. Watley Group Inc.
              40 Wall Street
              New York, New York 10005
              Attention:  Leon Ferguson
              Telephone No.: (212) 422-1664, Ext. 5811
              Fax No.:       (212) 422-1724

         Section 8.07.REPRESENTATIONS. Watley, Watley, Inc., the Related Parties, the members of the Malin Group, and SDS each represents and warrants with respect to itself, but not with respect to any other person or entity as follows:

                  (a) AUTHORITY. It has all requisite power and authority to execute each Transaction Document to be executed by it.

                  (b) DUE AUTHORIZATION, EXECUTION AND DELIVERY. This Agreement, and each other Transaction Document to be executed by it, has been or will have been duly authorized, executed, and delivered by it.

                  (c) ENFORCEABILITY. This Agreement and the other Transaction Documents to be executed and delivered by it, when so executed and delivered, will be enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors` rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (d) NO ASSIGNMENT OF CLAIMS. It has not assigned any of its Claims.

                  (e) CONTEMPORANEOUS EXCHANGE. The security to be granted pursuant to the Software Security Agreement and the General Security Agreement is intended to be a contemporaneous exchange for new value given to Watley and shall be, in fact, substantially contemporaneous, if such security agreements are executed and delivered within 30 days after the date of this Agreement.

                  (f) SECURITY. Watley and Watley, Inc. own all of the collateral described in the Software Security Agreement and the General Security Agreement, free and clear of any prior liens or security interests, except as set forth on EXHIBIT O attached hereto.

                  (g) OWNERSHIP OF PREFERRED STOCK. The ownership of all of the Preferred Stock, immediately prior to the transfer of 70 shares of Preferred Stock to Penson, and immediately after such transfer, is as reflected on EXHIBIT D attached hereto.

         Section 8.08. FURTHER ASSURANCES.

                  (a) EXECUTION OF TRANSACTION DOCUMENTS. The parties hereto recognize that the Transaction Documents will be executed after the effective date hereof and after initial advances of amounts have been made under the Penson Note and the DMG Note. Notwithstanding such subsequent execution, the execution of all of the Transaction Documents is a material part of the consideration for Penson`s and the DMG Group`s agreement to fund advances under their respective loans. The parties hereto covenant to use reasonable commercial efforts to execute all the Transaction Documents as soon as practicable and in any event within 5 days after the date hereof. If all of the Transaction Documents are not executed within such 5 day period, the Penson Loan and the DMG Loan shall be deemed to be in default, and the holders thereof may exercise any and all remedies thereunder. Neither Penson nor the DMG Group would have entered into the Penson Loan or the DMG Loan absent the covenants of the parties in this
Section 8.08(a).

                  (b) SUBSEQUENT ACTIONS. The parties hereto agree to take all other actions and execute all such other documents as Penson may reasonably request from time to time in order to effectuate the purposes of this Agreement.

         Section 8.09 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that none of Watley, Watley, Inc., the Related Parties, or any member of the Malin Group may assign or otherwise transfer any of such person`s or entity`s rights or obligations hereunder without the prior written consent of Penson (and any attempted assignment or transfer by such person or entity without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person or entity (other than the parties hereto, their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement. Penson may assign to one or more assignees all or a portion of its rights and obligations under this Agreement without the consent of any other party hereto.

         Section 8.10 SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         Section 8.11 COUNTERPARTS. The parties may sign this Agreement in any number of counterparts and on separate counterparts, each of which shall be an original but all of which when taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                  PENSON FINANCIAL SERVICES, INC., a
                  North Carolina corporation

                  By:
                      ----------------------------------------

                  Name:
                           -----------------------------------

                  Title:
                         -------------------------------------



                  SDS MERCHANT FUND, L.P., a Delaware limited partnership

                  By:
                      ---------------------------------------------------
                                                       , general partner


                  By:
                             --------------------------------------------

                  Name:
                        -------------------------------------------------

                  Title:
                         ------------------------------------------------



                  DMG  LEGACY  INTERNATIONAL  LTD.,  a
                  British  Virgin  Islands corporation

                  By:
                      ----------------------------------------

                  Name:
                           -----------------------------------

                  Title:
                         -------------------------------------



                  DMG  LEGACY   INSTITUTIONAL  FUND,
                  LLC,  a  Delaware  limited liability company

                  By:
                      -----------------------------------

                  Name:
                      -----------------------------------

                  Title:
                      -----------------------------------



                  DMG LEGACY FUND, LLC, a Delaware limited liability company

                  By:
                      -----------------------------------

                  Name:
                       ----------------------------------

                  Title:
                       ----------------------------------

                  A. B. WATLEY  GROUP INC., a Delaware
                  corporation

                  By:
                      -------------------------------------------------

                  Name:
                           --------------------------------------------

                  Title:
                         ----------------------------------------------



                  A. B.  WATLEY,  INC., a New York corporation

                  By:
                      -------------------------------------------------

                  Name:
                           --------------------------------------------

                  Title:
                         ----------------------------------------------



                  RELATED PARTIES:



                  ----------------------------------------------------
                  ROBERT MALIN


                  ---------------------------------------------------
                  STEVEN MALIN


                  ---------------------------------------------------
                  LINDA MALIN

                  ---------------------------------------------------
                  ERIC STEINBERG


                  ---------------------------------------------------
                  LEON FERGUSON


                  ---------------------------------------------------
                  ANTHONY G. HUSTON


                  ---------------------------------------------------
                  MARILYN WALDORF


                  ---------------------------------------------------
                  LEONARD MALIN


                  MALIN GROUP MEMBERS:

                  LAN/WAN, INC.

                  By:
                      -------------------------------------------------
                                    ROBERT MALIN
                  Title:
                           --------------------------------------------


                  ATLANTIC GROUP, INC.

                  By:
                      -------------------------------------------------
                                    STEVEN MALIN
                  Title:
                           --------------------------------------------


                  KETER CORP.

                  By:
                      -------------------------------------------------
                                    LINDA MALIN
                  Title:
                           --------------------------------------------


                           --------------------------------------------
                                           STEVEN MALIN

                            -------------------------------------------
                                        ANTHONY G. HUSTON


                            -------------------------------------------
                                          ERIC STEINBERG

                                    EXHIBIT A

                                MALIN GROUP LOANS

                                MALIN GROUP LOANS
                                                          INTEREST AS OF
             MALIN GROUP                 PRINCIPAL        MARCH 27, 2002
               MEMBER                      BALANCE             ($)
               ------                      -------        --------------
                                             ($)

Lan/Wan, Inc.                            1,075,000             _______
Atlantic Group, Inc.                       875,000             _______
Keter Corp                                 950,000             _______
Steven Malin                               180,000             _______
Anthony G. Huston                          500,000             _______
Eric Steinberg                             950,000             _______
                                        ----------
         TOTAL                           4,530,000

                                    EXHIBIT B

                          RELATED PARTY STOCK OWNERSHIP



                                            STOCK OWNERSHIP
                RELATED PARTY                      SHARES
                -------------               ---------------

     Steven Malin                                 2,257,570
     Linda Malin                                  1,016,530
     Robert Malin                                   872,600
     Anthony G. Huston                              354,600
     Leon Ferguson                                  273,685
     Eric Steinberg                                      --
     Marilyn Waldorf                                _______
     Leonard Malin                                  _______

                                    EXHIBIT D



                            PREFERRED STOCK DETAILS
                            -----------------------

                                                                               LIQUIDATION PREFERENCE
                                             NUMBER OF SHARES                  ----------------------
                                                OF SERIES A
        PREFERRED SHAREHOLDER                   CONVERTIBLE                 PER SHARE                  TOTAL
        ---------------------                 PREFERRED STOCK               ---------                  -----
                                              ---------------
PRIOR TO MARCH 27, 2002:
------------------------
SDS Merchant Fund, L.P.                             345                      $10,000                 $3,450,000

DMG Group                                           235                      $10,000                 $2,350,000

AFTER MARCH 27, 2002:
---------------------

SDS Merchant Fund, L.P.                             275                      $10,000                 $2,750,000

DMG Group                                           235                      $10,000                 $2,350,000

Penson Financial Services, Inc.                     70                       $10,000                  $700,000


                                    EXHIBIT G


                                  LOAN DETAILS
                                  ------------

                                                                  COMMITMENT                AMOUNT LENT
                                          LENDER                    AMOUNT                 AS OF 3/29/02
                                          ------                  ----------               -------------
A.  PENSON LOAN
    -----------
                                Penson Financial Services,           $1,600,000                    $970,000
                                Inc.

B.  DMG LOAN
    --------
                                DMG Legacy Fund LLC                   $ 38,304                     $ 18,300
                                DMG Legacy Institutional              $ 321,696                    $153,700
                                Fund LLC
                                DMG Legacy International              $ 540,000                    $ 258,000
                                Ltd.


                                    EXHIBIT O

                             EXISTING LIENS SCHEDULE
                           FOR A.B. WATLEY GROUP INC.


                  SECURED PARTY                           DESCRIPTION OF COLLATERAL               FILE NO., DATE AND JURISDICTION OF
                  -------------                           -------------------------                    ----------------------------
                                                                                                            FINANCING STATEMENT
                                                                                                            -------------------


Dell Financial Services, L.P.          Computer equipment and peripherals leased pursuant to a Lease   No.   99-205232;   10/08/99;
                                       Agreement dated September 27, 1999                              Secretary of State of Texas

Dell Financial Services, L.P.          Computer equipment and peripherals leased pursuant to a Lease   No.   99-226008;   11/09/99;
                                       Agreement dated October 27, 1999                                Secretary of State of Texas


Dell Financial Services, L.P.          Computer equipment and peripherals leased pursuant to a Lease   No.   99-226495;   11/10/99;
(THIS COLLATERAL S THE SAME            Agreement dated October 27, 1999                                Secretary of State of Texas
AS THE FOREGOING)


General Electric Capital Corporation   Lease and sale leaseback of computer equipment and peripherals  No.   99-237197;   11/30/99;
                                                                                                       Secretary of State of Texas


Pentech Financial Services, Inc.       Equipment lease pursuant to Supplement No. 001, dated April 1,  No.   00-488281;   5/01/200;
                                       2000 to Master Equipment Lease No. 300651, effective April 1,   Secretary of State of Texas
                                       2000


PFF Bank and Trust                     Partial Assignment from Pentech Financial of equipment lease    No.  00-840034;   8/03/2000;
                                       pursuant to Supplement No. 001, dated April 1, 2000 to Master   Secretary of State of Texas
                                       Equipment Lease No. 300651, effective April 1, 2000



                  SECURED PARTY                           DESCRIPTION OF COLLATERAL               FILE NO., DATE AND JURISDICTION OF
                  -------------                           -------------------------                    ----------------------------
                                                                                                            FINANCING STATEMENT
                                                                                                            -------------------


Pentech Financial Services, Inc.       Equipment lease pursuant to Supplement No. 003, dated July 1,   No.  00-559119;   8/07/2000;
                                       2000 to Master Equipment Lease No. 300651, effective April 1,   Secretary of State of Texas
                                       2000


The Cit Group                          Partial Assignment from Pentech Financial of equipment lease    No.  01-639518;   4/02/2001;
                                       pursuant to Supplement No. 003, dated July 1, 2000 to Master    Secretary of State of Texas
                                       Equipment Lease No. 300651, effective April 1, 2000


Pentech Financial Services, Inc.       Equipment lease pursuant to Supplement No. 001, dated April 1,  No.   0028018;    5/03/2000;
                                       2000 to Master Equipment Lease No. 300651, effective April 1,   Secretary    of   State   of
                                       2000                                                            Delaware


PFF Bank and Trust                     Partial Assignment from Pentech Financial of equipment lease    No.   0045360;    7/14/2000;
                                       pursuant to Supplement No. 001, dated April 1, 2000 to Master   Secretary    of   State   of
                                       Equipment Lease No. 300651, effective April 1, 2000             Delaware


Pentech Financial Services, Inc.       Equipment lease pursuant to Supplement No. 002, dated July 1,   No.   0047346;    7/24/2000;
                                       2000 to Master Equipment Lease No. 300651, effective April 1,   Secretary    of   State   of
                                       2000                                                            Delaware


Imperial Bank                          Partial Assignment from Pentech Financial of equipment lease    No.   0056400;    8/24/2000;
                                       pursuant to Supplement No. 002, dated July 1, 2000 to Master    Secretary    of   State   of
                                       Equipment Lease No. 300651, effective April 1, 2000             Delaware


Imperial Bank  (THIS SEEMS             Partial Assignment from Pentech Financial of equipment lease    No.   0065458;    9/26/2000;
TO BE A DUPLICATE OF                   pursuant to Supplement No. 001, dated July 1, 2000 to Master    Secretary    of   State   of
THE FOREGOING)                         Equipment Lease No. 300651, effective April 1, 2000             Delaware




                  SECURED PARTY                           DESCRIPTION OF COLLATERAL               FILE NO., DATE AND JURISDICTION OF
                  -------------                           -------------------------                    ----------------------------
                                                                                                            FINANCING STATEMENT
                                                                                                            -------------------
Pentech Financial Services, Inc.       Equipment lease pursuant to Supplement No. 003, dated July 1,   No.   0047347;    7/24/2000;
                                       2000 to Master Equipment Lease No. 300651, effective April 1,   Secretary    of   State   of
                                       2000                                                            Delaware


The Cit Group                          Partial Assignment from Pentech Financial of equipment lease    No.   10307244;   4/02/2001;
                                       pursuant to Supplement No. 003, dated July 1, 2000 to Master    Secretary    of   State   of
                                       Equipment Lease No. 300651, effective April 1, 2000             Delaware


Pentech Financial Services, Inc.       Equipment lease pursuant to Supplement No. 004, dated July 1,   No.   0048908;    7/28/2000;
                                       2000 to Master Equipment Lease No. 300651, effective April 1,   Secretary    of   State   of
                                       2000                                                            Delaware


Imperial Bank                          Partial Assignment from Pentech Financial of equipment lease   No.   0056400;    8/24/2000;
                                       pursuant to Supplement No. 003, dated July 1, 2000 to Master   Secretary    of   State   of
                                       Equipment Lease No. 300651, effective April 1, 2000            Delaware


New York Community Investment          All inventory, accounts receivable, contract rights,
Company L.L.C.                         instruments, machinery, and equipment